UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04451

Legg Mason Special Investment Trust, Inc.

Name of Fund:

100 Light Street, Baltimore, MD	21202
Address of Principal Executive Offices:	(Zip code)

Richard M. Wachterman, Esq.

Legg Mason & Co., LLC

100 Light Street

Baltimore, MD 21202

Name and address of agent for service:

Registrant’s telephone number, including area code: (410) 539-0000

Date of fiscal year end: March 31, 2007

Date of reporting period: March 31, 2007

Item 1.	Report to Shareholders

Annual Report to Shareholders

Legg Mason Special Investment Trust, Inc.
March 31, 2007

Annual Report to Shareholders    1

To Our Shareholders,

We are pleased to provide you with Legg Mason Special Investment Trust’s annual report for the year ended March 31, 2007.

Information about the Fund’s performance is shown in the Management’s Discussion of Fund Performance and the Performance Information sections within this report. For more information about the Fund share classes included in the report, please contact your financial advisor.

PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, has completed its annual examination of the Fund, and audited financial statements for the fiscal year ended March 31, 2007 are included in this report.

Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

Sincerely,

John F. Curley, Jr.	Mark R. Fetting
Chairman	President

April 24, 2007

2    Annual Report to Shareholders

Management’s Discussion of Fund Performance

Legg Mason Special Investment Trust, Inc.

The following table summarizes key statistics for the Fund and some comparative indices as of March 31, 2007:

Total Returns
	3 Months	6 Months	12 Months
Special Investment Trust:
Primary Class	+4.86%	+14.64%	+5.49%
Class R	+4.99%	N/A	N/A
Financial Intermediary Class	+5.03%	+15.05%	+6.28%
Institutional Class	+5.12%	+15.23%	+6.58%
S&P MidCap 400 IndexB	+5.80%	+13.19%	+8.44%
Lipper Mid-Cap Core FundsC	+4.49%	+12.34%	+8.98%
Russell Midcap IndexD	+4.38%	+12.38%	+11.79%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the R, Financial Intermediary and Institutional Classes please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

For the fiscal year ended March 31, 2007, the S&P 500 Index gained 11.8%, while the S&P 400 MidCap Index rose 8.4%. The performance and valuation gaps between small- and mid-size companies versus that of large companies narrowed relative to last year. At the August Federal Open Market Committee meeting, the Federal Reserve paused its tightening of interest rates, resulting in a broad market rally for the subsequent six months, which accounted for the

A

A market capitalization-weighted index, composed of 400 stocks, that is generally considered representative of mid-sized U.S. companies. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.

B

Average of the 352 funds comprising the Lipper universe of mid-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Super-Composite 1500 Index. Mid-Cap core funds have more latitude in the companies in which they invest. Mid-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

C

Measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization, which represents approximately 35% of the total market capitalization of the Russell 1000 index.

N/A — Not applicable.

Annual Report to Shareholders    3

bulk of the year’s gains. This, coupled with record high profit margins, well-capitalized balance sheets and robust private equity activity helped propel the market higher, despite early signs of a deteriorating credit environment in certain pockets of the housing sector.

Legg Mason Special Investment Trust underperformed its benchmark, gaining 5.5% for the fiscal year ended March 31, 2007, versus the S&P 400 Mid Cap Index’s gain of 8.4%. This underperformance was a function of the Fund’s bias toward asset light business models with high returns on invested capital versus those that would be characterized as more capital-intensive and cyclical. Cyclical parts of the market that we did choose to invest in performed well. U.S. Steel Corp. advanced 65.1% as it continued to benefit from emerging market growth coupled with industry consolidation. The Fund also benefited from its investment in Investors Financial Services, which appreciated 58.2% after it was announced that State Street would acquire it in an all-stock transaction. Investments that detracted from the Fund’s performance included CNET Networks, which fell 38.7%, as well as homebuilders Meritage Homes and Ryland Group, which contracted 41.6% and 36.3% respectively.

Samuel M. Peters, CFA

Legg Mason Capital Management, Inc.

April 24, 2007

4    Annual Report to Shareholders

Expense Example

Legg Mason Special Investment Trust, Inc.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees on Primary, Class R, and Financial Intermediary Class shares, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested on October 1, 2006, and held through March 31, 2007.

Actual Expenses

The first line for each class in the table below provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds.

	Beginning Account Value 10/1/06	Ending Account Value 3/31/07	Expenses PaidA During the Period 10/01/06 to 03/31/07
Primary Class
Actual	$1,000.00	$1,146.40	$9.47
Hypothetical (5% return before expenses)	1,000.00	1,016.11	8.90
Class R
ActualB	$1,000.00	$1,044.00	$3.18
Hypothetical (5% return before expenses)	1,000.00	1,018.85	3.14

A

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amount shown as “Expenses Paid” is equal to the annualized expense ratios of 1.77%, 1.22%, 1.00%, and 0.72% for the Primary Class, Class R, Financial Intermediary Class and Institutional Class respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (182) and divided by 365.

B

The inception date of Class R is December 28, 2006. These calculations are based on expenses incurred since the inception date. The dollar amount shown as “Expenses Paid” is equal to the annualized expense ratio of 1.22% multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal period (93 days), respectively, and divided by 365.

Annual Report to Shareholders    5

	Beginning Account Value 10/1/06	Ending Account Value 3/31/07	Expenses PaidA During the Period 10/01/06 to 03/31/07
Financial Intermediary Class
Actual	$1,000.00	$1,150.50	$5.36
Hypothetical (5% return before expenses)	1,000.00	1,019.95	5.04
Institutional Class
Actual	$1,000.00	$1,152.30	$3.86
Hypothetical (5% return before expenses)	1,000.00	1,021.34	3.63

6    Annual Report to Shareholders

Performance Information

Legg Mason Special Investment Trust, Inc.

The graphs on the following pages compare the Fund’s total returns to the S&P MidCap 400 and the Russell Midcap indices. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and a $1,000,000 investment in the Financial Intermediary and Institutional Classes for the periods indicated. The line for the Fund represents the total return after deducting all fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing each securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the indices’ results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Due to the limited operating history of the Class R Shares, a performance graph is not presented. The Class R shares, which began operations on December 28, 2006 had a total return of 4.40% for the period from its inception to March 31, 2007.

Annual Report to Shareholders    7

Growth of a $10,000 Investment — Primary Class

Periods Ended March 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+5.49%	+5.49%
Five Years	+84.16%	+12.99%
Ten Years	+275.48%	+14.15%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8    Annual Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Financial Intermediary Class

Periods Ended March 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+6.28%	+6.28%
Life of Class*	+45.45%	+15.07%

*	Inception date: July 30, 2004

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for periods beginning July 31, 2004.

Annual Report to Shareholders    9

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended March 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+6.58%	+6.58%
Five Years	+94.04%	+14.18%
Ten Years	+316.64%	+15.34%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

10    Annual Report to Shareholders

Performance Information — Continued

Portfolio Composition (as of March 31, 2007) B

(As a percentage of the portfolio)

Top Ten Holdings (As of March 31, 2007)

Security	% of Net Assets
United States Steel Corp.	6.1%
Amazon.com Inc.	5.9%
Level 3 Communications Inc.	5.4%
Sprint Nextel Corp.	4.4%
Medicis Pharmaceutical Corp.	4.0%
Ambac Financial Group Inc.	2.8%
WellPoint Inc.	2.8%
Affymetrix Inc.	2.7%
CNET Networks Inc.	2.7%
Activision Inc.	2.6%

B	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Annual Report to Shareholders    11

Selected Portfolio PerformanceC

Strongest performers for the year ended March 31, 2007D
1. United States Steel Corp.	+65.1%
2. Activision Inc.	+37.4%
3. Sears Holdings Corp.	+36.7%
4. DST Systems Inc.	+29.8%
5. Accenture Ltd.	+29.6%
6. NII Holdings Inc.	+25.8%
7. Investors Financial Services Corp.	+24.3%
8. Level 3 Communications Inc.	+17.8%
9. Expedia Inc.	+14.4%
10. XL Capital Ltd.	+11.6%

Weakest performers for the year ended March 31, 2007D
1. CV Therapeutics Inc.	-64.4%
2. Cell Genesys Inc.	-47.4%
3. XM Satellite Radio Holdings Inc.	-42.0%
4. Meritage Homes Corp.	-41.6%
5. CNET Networks Inc.	-38.7%
6. Advanced Medical Optics Inc.	-20.2%
7. Sprint Nextel Corp.	-18.7%
8. Medicis Pharmaceutical Corp.	-5.1%
9. Amdocs Ltd.	+1.2%
10. International Speedway Corp.	+1.7%

Portfolio Changes

Securities added during the 1st quarter 2007	Securities sold during the 1st quarter 2007
Alkermes Inc.	Amylin Pharmaceuticals Inc.
Career Education Corp.	AutoZone Inc.
Clearwire Corp.	New River Pharmaceuticals Inc.
Evergreen Solar Inc.
Fortress Investment Group LLC
Jabil Circuit Inc.
Medarex Inc.
Quanta Services Inc.
SunPower Corp.

C	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
D	Securities held for the entire quarter.

12    Annual Report to Shareholders

Portfolio of Investment

Legg Mason Special Investment Trust, Inc.

March 31, 2007

(Amounts in Thousands)

	Shares/Par	Value
Common Stocks and Equity Interests — 99.6%
Consumer Discretionary — 19.9%
Diversified Consumer Services — 1.8%
Apollo Group Inc.	1,400	$61,460	A
Career Education Corp.	235	7,152	A

		68,612

Hotels, Restaurants and Leisure — 1.5%
International Speedway Corp.	1,100	56,870

Household Durables — 2.7%
Meritage Homes Corp.	1,900	61,028	A,B
Standard Pacific Corp.	1,900	39,653

		100,681

Internet and Catalog Retail — 8.1%
Amazon.com Inc.	5,500	218,845	A
Expedia Inc.	3,581	83,017	A

		301,862

Media — 1.3%
XM Satellite Radio Holdings Inc.	3,700	47,804	A

Multiline Retail — 2.6%
Sears Holdings Corp.	535	96,398	A

Specialty Retail — 1.9%
Urban Outfitters Inc.	2,700	71,577	A

Financials — 13.8%
Capital Markets — 4.0%
Fortress Investment Group LLC	258	7,396
Investors Financial Services Corp.	1,500	87,225
The Bear Stearns Cos. Inc.	350	52,623

		147,244

Annual Report to Shareholders    13

	Shares/Par	Value
Financials — Continued
Insurance — 8.7%
Ambac Financial Group Inc.	1,200	$103,668
Montpelier Re Holdings Ltd.	5,016	86,974
Security Capital Assurance Ltd.	1,800	50,814
XL Capital Ltd.	1,200	83,952

		325,408

Real Estate Management and Development — 1.1%
The St. Joe Co.	800	41,848

Health Care — 13.4%
Biotechnology — 2.1%
Alkermes Inc.	1,800	27,792	A
Cell Genesys Inc.	3,500	14,700	A,B
CV Therapeutics Inc.	2,000	15,740	A
Medarex Inc.	1,600	20,704	A

		78,936

Health Care Equipment and Supplies — 1.8%
Advanced Medical Optics Inc.	1,800	66,960	A

Health Care Providers and Services — 2.8%
WellPoint Inc.	1,300	105,430	A

Life Sciences Tools and Services — 2.7%
Affymetrix Inc.	3,300	99,231	A

Pharmaceuticals — 4.0%
Medicis Pharmaceutical Corp.	4,900	151,018	B

Industrials — 2.6%
Construction and Engineering — 0.7%
Quanta Services Inc.	1,000	25,220	A

14    Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Special Investment Trust, Inc. — Continued

	Shares/Par	Value
Industrials — Continued
Trading Companies and Distributors — 1.9%
UAP Holding Corp.	2,700	$69,795	B

Information Technology — 27.9%
Communications Equipment — 2.5%
Juniper Networks Inc.	4,600	90,528	A

Computers and Peripherals — 1.1%
Lenovo Group Ltd.	113,367	41,495

Electronic Equipment and Instruments — 3.1%
Jabil Circuit Inc.	3,300	70,653
SunPower Corp.	1,000	45,500	A

		116,153

Internet Software and Services — 2.7%
CNET Networks Inc.	11,650	101,472	A,B

IT Services — 5.0%
Accenture Ltd.	2,500	96,350
DST Systems Inc.	1,200	90,240	A

		186,590

Semiconductors and Semiconductor Equipment — 4.4%
Analog Devices Inc.	2,800	96,572
National Semiconductor Corp.	2,800	67,592

		164,164

Software — 9.1%
Activision Inc.	5,200	98,488	A
Amdocs Ltd.	1,600	58,368	A
Red Hat Inc.	4,000	91,720	A
Take-Two Interactive Software Inc.	4,500	90,630	A,B

		339,206

Annual Report to Shareholders    15

	Shares/Par	Value
Materials — 9.1%
Chemicals — 3.0%
Agrium Inc.	1,000	$38,330
Nalco Holding Co.	3,000	71,700

		110,030

Metals and Mining — 6.1%
United States Steel Corp.	2,300	228,091

Telecommunication Services — 12.4%
Diversified Telecommunication Services — 5.4%
Level 3 Communications Inc.	33,000	201,300	A

Wireless Telecommunication Services — 7.0%
Clearwire Corp.	174	3,564	A
NII Holdings Inc.	1,275	94,579	A
Sprint Nextel Corp.	8,606	163,175

		261,318

Utilities — 0.5%
Electric Utilities — 0.5%
Evergreen Solar Inc.	1,900	18,525	A

Total Common Stocks and Equity Interests
(Cost — $2,682,331)		3,713,766

16    Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Special Investment Trust, Inc. — Continued

	Shares/Par	Value
Repurchase Agreements — 0.6%

Bank of America
5.30%, dated 3/30/07, to be repurchased at $11,468 on 4/2/07 (Collateral: $12,050 Freddie Mac Discount notes, 0.0%, due 10/26/07, value $ 11,692)	$11,464	$11,464

Goldman Sachs and Co.
5.30%, dated 3/30/07, to be repurchased at $11,468 on 4/2/07 (Collateral: $12,028 Fannie Mae Mortgage-Backed securities, 5.0%, due 5/1/36, value $ 11,740)	11,463	11,463

Total Repurchase Agreements (Cost — $ 22,927)		22,927

Total Investments — 100.2% (Cost — $ 2,705,258)		3,736,693
Other Assets Less Liabilities — (0.2)%		(6,306)

Net Assets — 100.0%		$3,730,387

A	Non-income producing.
B

As defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At March 31, 2007, the total market value of Affiliated Companies was $488,643, and the cost was $480,914.

See notes to financial statements.

Annual Report to Shareholders    17

Statement of Assets and Liabilities

Legg Mason Special Investment Trust, Inc.

March 31, 2007

(Amounts in Thousands)

Assets:
Investment securities at market value:
Affiliated companies (Cost – $ 480,914)		$488,643
Non-affiliated companies (Cost – $ 2,201,417)		3,225,123
Short-term securities at value (Cost – $ 22,927)		22,927
Receivable for securities sold		7,482
Receivable for fund shares sold		11,633
Dividends and interest receivable		779
Other assets		10

Total assets		3,756,597

Liabilities:
Payable for securities purchased	$3,962
Payable for fund shares repurchased	16,348
Accrued management fee	2,112
Accrued distribution and service fees	2,877
Accrued expenses	911

Total liabilities		26,210

Net Assets		$3,730,387

Net assets consist of:
Accumulated paid-in-capital		$2,528,225
Accumulated net investment loss		(78)
Undistributed net realized gain on investments and foreign currency transactions		170,805
Unrealized appreciation of investments		1,031,435

Net Assets		$3,730,387

Net Asset Value Per Share:
Primary Class (82,646 shares outstanding)		$40.81

Class R (10 shares outstanding)		$49.86

Financial Intermediary Class (1,300 shares outstanding)		$49.88

Institutional Class (5,804 shares outstanding)		$50.35

See notes to financial statements.

18    Annual Report to Shareholders

Statement of Operations

Legg Mason Special Investment Trust, Inc.

For the Year Ended March 31, 2007

(Amounts in Thousands)

Investment Income:
Interest	$1,688
Dividends:
Affiliated companies	2,125
Non-affiliated companies	13,413	A

Total income			$17,226
Expenses:
Management fee	25,357
Distribution and service fees:
Primary Class	33,973
Class R	—	B
Financial Intermediary Class	177
Audit and legal fees	80
Custodian fees	374
Directors’ fees and expenses	89
Interest expense	27
Registration fees	101
Reports to shareholders	674
Transfer agent and shareholder servicing expense:
Primary Class	1,869
Institutional Class	14
Financial Intermediary Class	23
Class R	2
Other expenses	403

	63,163
Less: Expenses reimbursed by adviser	(118)
Less: Compensating balance credits	(35)

Net expenses			63,010

Net Investment Loss			(45,784)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on:
Investments	618,169	C
Foreign currency transactions	(341)

			617,828
Change in unrealized appreciation/(depreciation) of investments			(406,311)

Net Realized and Unrealized Gain on Investments			211,517

Change in Net Assets Resulting From Operations			$165,733

A	Net of foreign taxes withheld of $12.
B	Amount less than $1.
C	Includes $32,607 of net realized gains on the sale of shares of Affiliated Companies.

See notes to financial statements.

Annual Report to Shareholders    19

Statement of Changes in Net Assets

Legg Mason Special Investment Trust, Inc.

(Amounts in Thousands)

	For the Year Ended March 31, 2007	For the Year Ended March 31, 2006
Change in Net Assets:

Net investment loss	$(45,784)	$(50,257)

Net realized gain on investments and foreign currency transactions	617,828	738,472

Change in unrealized appreciation/(depreciation)	(406,311)	114,344

Change in net assets resulting from operations	165,733	802,559
Distributions to shareholders from net realized gain on investments:
Primary Class	(678,247)	(419,423)
Financial Intermediary Class	(11,909)	(6,949)
Institutional Class	(46,175)	(33,200)

Change in net assets from fund share transactions:
Primary Class	100,698	129,154
Class R	510
Financial Intermediary Class	(3,497)	52,893
Institutional Class	(1,902)	87,955

Change in net assets	(474,789)	612,989

Net Assets:

Beginning of year	4,205,176	3,592,187

End of year	$3,730,387	$4,205,176

Accumulated net investment loss	$(78)	$(56)

See notes to financial statements.

20    Annual Report to Shareholders

Financial Highlights

Legg Mason Special Investment Trust, Inc.

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

Primary Class:

	Years Ended March 31,
	2007		2006	2005	2004	2003
Net asset value, beginning of year	$47.78		$43.93	$46.06	$29.28	$35.72

Investment operations:
Net investment loss	(.54	)A	(.61)	(.60)	(.51)	(.28)
Net realized and unrealized gain/(loss)	2.25		10.23	2.16	18.51	(4.96)

Total from investment operations	1.71		9.62	1.56	18.00	(5.24)

Distributions from:
Net realized gain on investments	(8.68)		(5.77)	(3.69)	(1.22)	(1.20)

Total distributions	(8.68)		(5.77)	(3.69)	(1.22)	(1.20)

Net asset value, end of year	$40.81		$47.78	$43.93	$46.06	$29.28

Total return	5.49%		22.79%	3.23%	61.72%	(14.84)%

Ratios to Average Net Assets:B
Total expenses	1.78%		1.76%	1.76%	1.78%	1.83%
Expenses (including interest expense) net of waivers, if any	1.78%		1.76%	1.76%	1.78%	1.83%
Expenses (including interest expense) net of all reductions	1.77%		1.76%	1.76%	1.78%	1.83%
Expenses (excluding interest expense) net of all reductions	1.77%		1.76%	1.76%	1.78%	1.83%
Net investment loss	(1.31)%		(1.39)%	(1.37)%	(1.33)%	(.93)%

Supplemental Data:
Portfolio turnover rate	36.4%		37.9%	17.7%	14.7%	18.5%
Net assets, end of year (in thousands)	$3,372,771		3,800,486	$3,366,869	$3,375,792	$1,968,420

A	Computed using average daily shares outstanding.
B

Total expenses including interest expense reflects operating expenses prior to any voluntary expense waivers, reimbursements and/or compensating balance credits. Expenses including interest expense net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers and/or reimbursements. Expenses including interest expense net of all reductions reflects expenses less any compensating balance credits, voluntary expense waivers and/or reimbursements. Expenses excluding interest expense net of all reductions reflects expenses less interest expense, any compensating balance credits, and/or voluntary expense waivers.

See notes to financial statements.

Annual Report to Shareholders    21

Class R:

	Period Ended March 31, 2007 C
Net asset value, beginning of period	$47.76

Investment operations:
Net investment loss	(.10	)A
Net realized and unrealized gain	2.20

Total from investment operations	2.10

Net asset value, end of period	$49.86

Total return	4.40	%D

Ratios to Average Net Assets:B
Total expenses	10.37	%E
Expenses net of waivers, if any	1.22	%E
Expenses net of all reductions	1.22	%E
Net investment loss	(.91	)%E

Supplemental Data:
Portfolio turnover rate	36.4	%D
Net assets, end of period (in thousands)	$520

C	For the period December 28, 2006 (commencement of operations) to March 31, 2007.
D	Not annualized.
E	Annualized.

See notes to financial statements.

22    Annual Report to Shareholders

Financial Highlights — Continued

Financial Intermediary Class:

	Years Ended March 31,
	2007		2006	2005
Net asset value, beginning of year	$55.99		$50.25	$48.25

Investment operations:
Net investment loss	(.27	)A	(.28)	(.21)
Net realized and unrealized gain	2.84		11.79	5.40

Total from investment operations	2.57		11.51	5.19

Distributions from:
Net realized gain on investments	(8.68)		(5.77)	(3.19)

Total distributions	(8.68)		(5.77)	(3.19)

Net asset value, end of year	$49.88		$55.99	$50.25

Total return	6.28%		23.75%	10.59%

Ratios to Average Net Assets:B
Total expenses	1.01%		.99%	1.05%
Expenses (including interest expense) net of waivers, if any	1.00%		.99%	1.05%
Expenses (including interest expense) net of all reductions	1.00%		.99%	1.05%
Expenses (excluding interest expense) net of all reductions	1.00%		.99%	1.05%
Net investment loss	(.54)%		(.62)%	(.66)%

Supplemental Data:
Portfolio turnover rate	36.4%		37.9%	17.7%
Net assets, end of year (in thousands)	$64,892		$76,619	$16,987

F	For the period July 30, 2004 (commencement of operations) to March 31, 2005.

See notes to financial statements.

Annual Report to Shareholders    23

Institutional Class:

	Years Ended March 31,
	2007		2006	2005	2004	2003
Net asset value, beginning of year	$56.29		$50.36	$51.76	$32.47	$39.05

Investment operations:
Net investment income/(loss)	(.13	)A	(.17)	(.15)	(.12)	.04
Net realized and unrealized gain/(loss)	2.87		11.87	2.44	20.63	(5.42)

Total from investment operations	2.74		11.70	2.29	20.51	(5.38)

Distributions from:
Net realized gain on investments	(8.68)		(5.77)	(3.69)	(1.22)	(1.20)

Total distributions	(8.68)		(5.77)	(3.69)	(1.22)	(1.20)

Net asset value, end of year	$50.35		$56.29	$50.36	$51.76	$32.47

Total return	6.58%		24.09%	4.30%	63.40%	(13.91)%

Ratios to Average Net Assets:B
Total expenses	.73%		.72%	.73%	.75%	.78%
Expenses (including interest expense) net of waivers, if any	.72%		.71%	.73%	.75%	.78%
Expenses (including interest expense) net of all reductions	.72%		.71%	.73%	.75%	.78%
Expenses (excluding interest expense) net of all reductions	.72%		.71%	.73%	.75%	.78%
Net investment income (loss)	(.27)%		(.35)%	(.33)%	(.30)%	.11%

Supplemental Data:
Portfolio turnover rate	36.4%		37.9%	17.7%	14.7%	18.5%
Net assets, end of year (in thousands)	$292,204		$328,071	$208,331	$179,400	$90,532

See notes to financial statements.

24    Annual Report to Shareholders

Notes to Financial Statements

Legg Mason Special Investment Trust, Inc.

(Amounts in Thousands)

1. Organization and Significant Accounting Policies:

The Legg Mason Special Investment Trust, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end, diversified investment company.

The Fund offers four classes of shares: Primary Class, Class R, Financial Intermediary Class, and Institutional Class. The income and expenses of the Fund are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution and service fees, which are charged on Primary Class, Class R and Financial Intermediary Class shares, and transfer agent and shareholder servicing expenses which are determined separately for each class.

Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation

Equity securities traded on national securities exchanges are valued at the last quoted sales price, except securities traded on the Nasdaq Stock Market, Inc. (“NASDAQ”) which are valued in accordance with the NASDAQ Official Closing Price. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Fixed income securities for which market quotations are readily available are valued at current market value.

The Fund’s securities are valued on the basis of readily available market quotations or, lacking such quotations, at fair value as determined under policies approved by and under the general oversight of the Board of Directors. In determining fair value, all relevant qualitative and quantitative factors available are considered. These factors are subject to change over time and are reviewed periodically. The Fund may use fair value pricing instead of market quotations to value one or more securities if the Fund believes that, because of special circumstances, doing so would more accurately reflect the prices the Fund would expect to realize on the current sale of those securities. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from quoted or published values or from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Annual Report to Shareholders    25

Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

For the year ended March 31, 2007, security transactions (excluding short-term investments) were:

Purchases	Proceeds From Sales
$1,362,900	$1,971,715

Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the New York Stock Exchange, usually at 2:00 p.m. Eastern time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the fund seeks to assert its rights. The Fund’s investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Compensating Balance Credits

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

26    Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Special Investment Trust, Inc. — Continued

Commission Recapture

The Fund has entered into an agreement with State Street Bank, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included with realized gain/(loss) on investment transactions. During the year ended March 31, 2007, the Fund did not receive any commission rebates.

Investment Income and Distributions to Shareholders

Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, are determined at the class level and paid annually. Net capital gain distributions, which are calculated at the Fund level, are declared and paid annually in June, if available. An additional distribution may be made in December, to the extent necessary in order to comply with federal excise tax requirements. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States of America. Accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Federal Income Taxes:

It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Reclassifications:

Accounting principles generally accepted in the United States of America requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

Accumulated Net Investment Loss	Accumulated Net Realized Gains		Paid-In Capital
$22,710A	—	A	$(22,710	)A
23,052B	$(23,052	)B	—	B

A	Reclassifications are primarily due to a tax net operating loss.
B	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and a tax net operating loss which offsets short-term capital gains for tax purposes.

Annual Report to Shareholders    27

Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended March 31 were as follows:

	2007	2006
Net long-term capital gains	$736,332	$459,195

Accumulated Earnings on a Tax Basis:

As of March 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed long-term capital gains	$170,805
Other book/tax temporary differences	(78	)A
Gross unrealized appreciation	1,173,336
Gross unrealized depreciation	(141,901)

Total accumulated earnings/(losses)	$1,202,162

A	Other book/tax temporary differences are attributable primarily to the deferral of post-October currency losses for tax purposes and differences in the book/tax treatment of various items.

Tax Cost of Investments:

As of March 31, 2007, the aggregate cost of investments for federal income tax purposes was $2,705,258.

3. Transactions With Affiliates:

The Fund has an investment management agreement with Legg Mason Capital Management, Inc. (“LMCM”). Pursuant to the agreement, LMCM provides the Fund with management services for which the Fund pays a fee, computed daily and payable monthly, at annual rates of the Fund’s average daily net assets. The following chart shows the annual advisory fee rates for the Fund:

Advisory Fee	Asset Breakpoint
0.70%	Up to $2 billion
0.65%	In excess of $2 billion

28    Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Special Investment Trust, Inc. — Continued

The Fund’s agreement with LMCM provides that expense reimbursements be made to the Fund for audit fees and compensation of the Fund’s independent directors and certain other expenses. For the year ended March 31, 2007, LMCM reimbursed the Fund $118 for these expenses.

Legg Mason Fund Adviser, Inc. (“LMFA”) serves as administrator to the Fund under a sub-administration agreement with LMCM. For LMFA’s services to the Fund, LMCM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, of 0.05% of the average daily net assets of the Fund.

Legg Mason Investor Services, LLC (“LMIS”) serves as distributor of the Fund’s shares. LMIS receives an annual distribution fee and an annual service fee, computed daily and payable monthly as follows:

	Distribution Fee	Service Fee
Primary Class	0.75%	0.25%
Class R	0.25%	0.25%
Financial Intermediary Class	N/A	0.25%

LM Fund Services, Inc. (“LMFS”) a registered transfer agent, has an agreement with the Fund’s transfer agent pursuant to which LMFS receives payments from the Fund’s transfer agent with respect to accounts where third parties are providing certain services to the funds. These payments are used to offset the Funds expenses for such services. Those payments totaled $436 for the year ended March 31, 2007.

LMCM, LMFA, LMIS, and LMFS are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

Under a Deferred Compensation Plan (the “Plan”), directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Annual Report to Shareholders    29

4. Transactions With Affiliated Companies:

An Affiliated Company is a company in which the Fund has ownership of at least 5% of the company’s voting securities. Transactions during the year ended March 31, 2007, with companies which are or were affiliated were as follows:

	Affiliate Value at 3/31/06	Purchased		Sold		Dividend Income	Shares at 3/31/07	Value at 3/31/07		Realized Gain/(Loss)
		Cost	Shares	Cost	Shares
Cell Genesys, Inc.	$27,930	$—	—	$—	—	$—	3,500	$14,700		$—
CNET Networks, Inc.	184,730	21,611	2,000	46,489	3,350	—	11,650	101,472		(17,102)
DeVry, Inc.	86,526	—	—	80,882	3,800	—	—	—	B	9,464
Investors Financial Services Corp.	154,671	—	—	70,385	1,800	305	—	—	B	37,943
Medicis Pharmaceutical Corporation	114,100	46,654	1,700	9,921	300	606	4,900	151,018		1,400
Meritage Homes CorporationA	—	37,837	700	—	—	—	1,900	61,028		—
Take-Two Interactive Software, Inc.	74,640	9,486	700	3,834	200	—	4,500	90,630		902
UAP Holdings Corp.A	—	55,190	2,700	—	—	1,519	2,700	69,795		—

	$642,597	$170,778		$211,511		$2,430		488,643		$32,607

A

This security did not have affiliated status at March 31, 2006 because the Fund owned less than 5% of the company’s voting shares. Shares purchased during the year ended March 31, 2007 have resulted in its recognition as an affiliated company.

B	This security is no longer an affiliated company.

5. Line of Credit:

The Fund, along with certain other Legg Mason Funds, participates in a $400 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. In the year ended March 31, 2007, the Fund borrowed $25 million during the month of December. The loan was outstanding for 7 days and had an average daily balance of $25 million. The weighted average rate of interest on the loan was 5.67%, resulting in interest expense of $27.

30    Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Special Investment Trust, Inc. — Continued

6. Fund Share Transactions:

At March 31, 2007, there were 200,000 shares authorized at $.001 par value for the Primary Class, 500,000 shares authorized at $.001 par value for Class R, 100,000 shares authorized at $.001 par value for the Financial Intermediary Class, and 50,000 shares authorized at $.001 par value for the Institutional Class of the Fund. Share transactions were as follows:

	Year Ended March 31, 2007		Year Ended March 31, 2006
	Shares	Amount	Shares	Amount
Primary Class
Shares sold	4,806	$201,669	7,519	$346,938
Shares issued on reinvestment	16,795	654,014	8,915	406,256
Shares repurchased	(18,492)	(754,985)	(13,530)	(624,040)

Net Increase	3,109	$100,698	2,904	$129,154

Class RA
Shares sold	10	$510	—	$—

Net Increase	10	$510	—	$—

Financial Intermediary Class
Shares sold	280	$13,895	1,102	$56,755
Shares issued on reinvestment	251	11,804	131	6,949
Shares repurchased	(599)	(29,196)	(203)	(10,811)

Net Increase (Decrease)	(68)	$(3,497)	1,030	$52,893

Institutional Class
Shares sold	1,093	$54,441	3,818	$202,556
Shares issued on reinvestment	953	45,060	616	32,880
Shares repurchased	(2,070)	(101,403)	(2,743)	(147,481)

Net Increase (Decrease)	(24)	$(1,902)	1,691	$87,955

7. Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes and establishes financial reporting rules regarding recognition, measurement, presentation, and disclosure in its financial statements of tax positions that a fund has taken or expects to take on a tax return. Management has evaluated the impact of FIN 48 on the Fund and has determined that the adoption of FIN 48 will not have a material impact on the Fund’s financial statements. FIN 48 is effective for fiscal periods beginning after December 15, 2006.

A	For the period December 28, 2006 (commencement of operations) to March 31, 2007.

Annual Report to Shareholders    31

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

32    Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Legg Mason Special Investment Trust, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Special Investment Trust, Inc. (the “Fund”) at March 31, 2007, the results of its operations, the changes in its net assets, and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

May 18, 2007

Annual Report to Shareholders    33

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended March 31, 2007:

Record Date:	06/21/2006	12/06/2006
Payable Date:	06/23/2006	12/08/2006

Long-Term Capital Gain Distributions Paid	$3.647000	$5.034000

Please retain this information for your records.

34    Annual Report to Shareholders

Directors and Officers

The table below provides information about each of the Corporation’s directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, Attn: Fund Secretary, 32nd Floor, Baltimore, Maryland 21202.

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
INDEPENDENT DIRECTORS:B

Hearn, Ruby P. (1940) Director	Since 2004	16	None	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001. Formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996-2001).

Lehman, Arnold L. (1944) Lead Independent Director	Since 1985	16	None	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979-1997).

Masters, Robin J.W. (1955) Director	Since 2002	16	Director of Cheyne Capital International Limited (investment advisory firm).	Retired. Formerly: Chief Investment Officer of ACE Limited (insurance) (1986- 2000).

McGovern, Jill E. (1944) Director	Since 1989	16	None	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007. Formerly: Chief Executive Officer of The Marrow Foundation (non- profit) (1993-2007).

Mehlman, Arthur S. (1942) Director	Since 2002	Director/Trustee of all Legg Mason funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 25 portfolios.	Director of Municipal Mortgage & Equity, LLC.	Retired. Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).

O’Brien, G. Peter (1945) Director	Since 1999	Director/Trustee of all Legg Mason funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 25 portfolios.	Director of Technology Investment Capital Corp.	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school). Formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).

Annual Report to Shareholders    35

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
Rowan, S. Ford (1943) Director	Since 2002	16	None	Consultant, Rowan & Blewitt Inc.(management consulting); Chairman, National Center for Critical Incident Analysis, National Defense University, since 2004; Director of Santa Fe Institute (scientific research institute) since 1999.

Tarola, Robert M. (1950) Director	Since 2004	16	None	Senior Vice President and Chief Financial Officer of W. R. Grace & Co. (specialty chemicals) since 1999. Formerly: Chief Financial Officer of MedStar Health, Inc. (healthcare) (1996-1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984-1996).

INTERESTED DIRECTORS:C

Curley Jr., John F. (1939) Chairman and Director	Since 1985	16	None	Chairman of the Board of all Legg Mason Funds. Formerly: Vice Chairman and Director of Legg Mason, Inc. and Legg Mason Wood Walker, Incorporated (1982-1998); Director of Legg Mason Fund Adviser, Inc. (1982-1998) and Western Asset Management Company (1986-1998) (each a registered investment adviser).

Fetting, Mark R. (1954) President and Director	President and Director since 2001	President and Director/Trustee of all Legg Mason funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 25 portfolios.	None	Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates since 2000. Formerly: Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991-2000); Partner, Greenwich Associates (financial consulting); Vice President, T. Rowe Price Group, Inc.

36    Annual Report to Shareholders

Directors and Officers — Continued

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
EXECUTIVE OFFICERS: D

Karpinski, Marie K. (1949) Vice President and Chief Financial Officer	Since 1985	16	None	Vice President and Chief Financial Officer of all Legg Mason Funds. Vice President and Treasurer of Legg Mason Fund Adviser, Inc. Vice President and Principal Financial and Accounting Officer of Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund; Treasurer and Principal Financial and Accounting Officer of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (2003-present), and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (2004-present).

Merz, Gregory T. (1958) Vice President and Chief Legal Officer	Since 2003	16	None	Vice President and Deputy General Counsel of Legg Mason, Inc. since 2003. Formerly: Associate General Counsel, Fidelity Investments (1993-2002).

Becker, Ted P. (1951) Vice President and Chief Compliance Officer	Since 2007	16	None	Director of Global Compliance at Legg Mason (2006 to present); Managing Director of Compliance at Legg Mason & Co. (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of Legg Mason Partners Fund Advisor and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

Annual Report to Shareholders    37

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
Wachterman, Richard M. (1947) Secretary	Since 2004	16	None	Associate General Counsel of Legg Mason, Inc. since 2004. Formerly: Managing Director, Victory Capital Management, Inc. (investment management) (1993-2003).

Hughes, Wm. Shane (1968) Treasurer	Since 2006	12	None	Treasurer, Legg Mason Equity Funds, Assistant Vice President of Legg Mason & Co., LLC and Manager, Funds Accounting since 2005. Formerly: Assistant Vice President of Legg Mason Wood Walker, Incorporated (2002-2005) and Manager, Funds Accounting, Legg Mason Wood Walker, Incorporated (1997-2005).

ADDITIONAL INFORMATION ABOUT THE FUND’S DIRECTORS AND

OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL

INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY

CALLING 1-800-822-5544 OR ON THE SECURITIES AND EXCHANGE

COMMISSION’S WEBSITE (http://www.sec.gov).

A

Officers of the Fund are elected to serve until their successors are elected and qualified. Directors of the Fund serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act.

B

Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur Mehlman), the Nominating Committee (co-chairs: Peter O’Brien and Jill McGovern), and the Independent Directors Committee (chair: Arnold Lehman).

C

Mr. Curley and Mr. Fetting are considered to be interested persons, as defined in the 1940 Act, of the Fund on the basis of their employment with the Fund’s investment adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc. the parent holding company of those entities, as well as their ownership of Legg Mason, Inc. stock.

D	Officers of the Fund are interested persons (as defined in the 1940 Act).

38    Annual Report to Shareholders

Board Consideration of Legg Mason Special Investment Trust, Inc.’s Investment Advisory and Management Agreement

At its November 2006 meeting, the Board of Directors (the “Board”), including all of the Independent Directors, approved the continuation of the Investment Advisory and Management Agreement between Legg Mason Capital Management, Inc. (the “Adviser”) and Legg Mason Special Investment Trust, Inc. (“Special Investment Trust”) (the “Agreement”). In voting to approve the continuation of the Agreement, the Board considered whether continuance would be in the best interest of Special Investment Trust and its shareholders, an evaluation largely based on the nature and quality of the services provided under the Agreement and the overall fairness of the Agreement to Special Investment Trust. In considering the Agreement, the Board did not identify any single factor or item of information as all-important or controlling. Based on its evaluation of all material factors, including those described below, the Board concluded that the terms of the Agreement are reasonable and fair and that the continuation of the Agreement is in the best interest of Special Investment Trust and its shareholders.

Prior to the Board action, the Independent Directors met as a committee to consider its recommendation as to continuance of the Agreement. As part of the process to consider the Agreement, legal counsel to Special Investment Trust requested certain information from the Adviser on behalf of the Independent Directors, and in response, the Adviser provided an extensive report that addressed specific factors designed to inform the Board’s consideration of the Agreement. Counsel also provided the Independent Directors and the Board with a memorandum detailing their responsibilities pertaining to the continuance of the Agreement.

In addition to the November meeting, the Independent Directors meeting as a committee held an additional meeting in October 2006 at which materials relating to the Agreement were reviewed and analyzed. The Independent Directors also retained an independent consultant to assist them in their review and analysis of the Agreement. The Board meets at least another three times per year in order to oversee the Legg Mason Funds, including meetings at which the portfolio manager of Special Investment Trust or others submit or make presentations and discuss performance, compliance and other applicable issues. The Board also drew upon its long association with the Adviser and its personnel and the Board members’ familiarity with the Adviser’s culture and the manner in which it has sought to strengthen and enhance itself.

With respect to the nature, scope and quality of the services provided, the Board considered the experience and commitment of the Adviser’s personnel and its efforts to build and support a strong service team. The Board also considered the nature and quality of the Adviser’s investment process. In assessing performance, the Board compared Special Investment Trust’s returns to the average of an appropriate Lipper category, a specified benchmark index and a peer group of investment companies pursuing similar strategies, all over multiple time periods. The Board also considered Special Investment Trust’s performance in the context of the risk undertaken by the portfolio manager. The Board noted Special Investment Trust’s performance record and the measures that the Adviser was taking in an effort to maintain attractive long-term

Annual Report to Shareholders    39

performance. The Board also considered the level of service provided by the Adviser and its affiliates to Special Investment Trust, including oversight of the transfer agent, the custodian, and preparation of regulatory filings. The Board considered the Adviser’s procedures for executing portfolio transactions for Special Investment Trust. The Board also reviewed the Adviser’s report on its policies and procedures for the selection of brokers and dealers and on obtaining research from brokers.

In determining whether the terms of the Agreement are reasonable and fair, the Board considered the terms and fee structure of the Agreement. In that connection, the Board considered the costs to the Adviser in providing services to Special Investment Trust and profitability for the Adviser and its affiliates from their overall association with Special Investment Trust. The Board reviewed information about the advisory fee schedule and overall expense ratio of Special Investment Trust and comparable fee schedules and expense ratios of a peer group of funds. In considering whether any economies of scale experienced by the Adviser in providing services to Special Investment Trust were shared with Special Investment Trust, the Board further noted that Special Investment Trust’s advisory fee structure provides for a reduction of the effective fee rate as asset levels increase. Finally, the Board considered other benefits accruing to the Adviser and its affiliates by virtue of their relationship to Special Investment Trust.

After an evaluation of all material factors, including those in the foregoing discussion, the Board concluded that the continuation of the Agreement is in the best interest of Special Investment Trust.

Fund Information

Investment Adviser

Legg Mason Capital Management, Inc.

Baltimore, MD

Board of Directors

John F. Curley, Jr., Chairman

Mark R. Fetting, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Chief Financial Officer

Gregory T. Merz, Vice President and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Wm. Shane Hughes, Treasurer

Susan C. Curry, Assistant Treasurer

William S. Kirby, Assistant Treasurer

Richard M. Wachterman, Secretary

Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

Kirkpatrick & Lockhart Preston Gates Ellis LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Equity Funds American Leading Companies Trust Classic Valuation Fund Growth Trust Special Investment Trust U.S. Small-Capitalization Value Trust Value Trust	Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.
Specialty Funds Opportunity Trust	The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Global Funds Emerging Markets Trust Global Income Trust International Equity Trust	Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmason.com/funds/about/aboutlmf.asp#results.

Taxable Bond Funds Core Bond Fund Investment Grade Income Portfolio Limited Duration Bond Portfolio Tax-Free Bond Funds Maryland Tax-Free Income Trust	The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally, the Fund’s Form N-Q is available on the SEC’s website (http://www.sec.gov) or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider a fund’s investment objectives, risks, charges, and expenses carefully before investing. This prospectus contains this and other information about each Fund. Please read the prospectus carefully before investing.

Legg Mason Funds	Legg Mason Investor Services — Institutional
For Primary Class Shareholders	For R, FI and I Class Shareholders
c/o BFDS, P.O. Box 55214	c/o BFDS
Boston, MA 02205-8504	P.O. Box 8037
800-822-5544	Boston, MA 02206-8037
www.leggmasonfunds.com	888-425-6432
www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor

A Legg Mason, Inc. subsidiary

Item 2.	Code of Ethics Applicable to Registrant’s Principal Executive Officer and Principal Financial Officer

(a)	Legg Mason Special Investment Trust, Inc. (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Form N-CSR that applies to the Registrant’s President and Treasurer, which is designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;

•	Compliance with applicable governmental laws, rules and regulations;

•	Prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

•	Accountability for adherence to the Code of Ethics.

(b)	No response required.

(c)	Not applicable.

(d)	The Registrant has not granted a waiver, including an implicit waiver, from a provision of the Code of Ethics to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions during the period covered by this report.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is attached as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

(a)	(1)	The Registrant’s Board of Directors have determined that the Registrant has at least one Audit Committee financial expert serving on its Audit Committee.
(a)	(2)	The Audit Committee’s financial experts are Mr. Arthur S. Mehlman and Mr. Robert M. Tarola. They are “independent” as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accounting Fees and Services

(a)	Audit Fees

PricewaterhouseCoopers LLP

Fiscal Year Ended March 31, 2006 – $25,200

Fiscal Year Ended March 31, 2007 – $26,550

(b)	Audit-Related Fees

There were no additional fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a).

There were no fees billed to the Registrant for assurance and related services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c)	Tax Fees

PricewaterhouseCoopers LLP

Fiscal Year Ended March 31, 2006—$1,050

Fiscal Year Ended March 31, 2007 – $1,100

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

There were no fees billed to the Registrant for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a) through Item 4(c) above.

There were no fees billed to the Registrant for services not included in Items 4(a) through 4(c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)	(1)	The Audit Committee’s policy is to delegate to its chairperson the authority to preapprove items prior to the next meeting of the Committee. Such preapprovals are reported at the next quarterly meeting of the Audit Committee.

	(2)	There were no services provided to the Registrant that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

There were no fees billed to the Registrant for services where pre-approval by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(f)	The percentage of hours expended by the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees was zero.

(g)	Non-Audit Fees for services rendered to Registrant or Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager.

PricewaterhouseCoopers LLP

Fiscal Year Ended March 31, 2006 – $277,065

Fiscal Year Ended March 31, 2007 – $953,316

(h)	The members of the Registrant’s Audit Committee have considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included in the annual report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Secretary at 100 Light Street, 23rd Floor, Baltimore, Maryland 21202, Attn.: Fund Secretary.

Item 11.	Controls and Procedures

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the SEC’s rule and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	File the exhibits listed below as part of this Form.

(1)	The Registrant’s Code of Ethics applicable to Registrant’s principal executive officer and principal financial officer is attached hereto.

(2)	Separate certifications for the Registrant’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(b)	Separate certifications for the Registrant’s chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Special Investment Trust, Inc.

By:	/s/ Mark R. Fetting
Mark R. Fetting
President, Legg Mason Special Investment Trust, Inc.
Date: May 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Mark R. Fetting
Mark R. Fetting
President, Legg Mason Special Investment Trust, Inc.
Date: May 29, 2007

By:	/s/ Marie K. Karpinski
Marie K. Karpinski
Vice President and Chief Financial Officer, Legg Mason Special Investment Trust, Inc.
Date: May 23, 2007